EXHIBIT 99.10
UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

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                                                        Chapter 11
In re
                                                        Case Nos. 01-41643 (RLB)
     THE WARNACO GROUP, INC., et al.,                   through   01-41680 (RLB)
                              -- ---

                                    Debtors.            (Jointly Administered)
- - - - - - - - - - - - - - - - - - - - - - - - - - - -


                        MONTHLY OPERATING STATEMENT
                          OF DEBTORS-IN-POSSESSION
                     FOR MARCH 3, 2002 TO APRIL 6, 2002


Address of Debtors-in-Possession:
--------------------------------
The Warnaco Group, Inc.
90 Park Avenue
New York, New York  10016
                                    Monthly Disbursements:             $ 107,316
                                                                    ------------

Address of Attorneys for Debtors-in-Possession:
----------------------------------------------
Sidley Austin Brown & Wood
875 Third Avenue
New York, New York  10022
                                    Monthly Operating Income:           $  9,295
                                                                     -----------

         The undersigned, having reviewed the attached report and being familiar with the financial affairs of The Warnaco Group, Inc., ("Warnaco"), and certain of Warnaco's subsidiaries, each a debtor and debtor-in-possession herein (collectively, the "Debtors"), verifies under the penalty of perjury that the information contained therein is complete, accurate and truthful to the best of my knowledge.

         The undersigned also verifies that, to the best of my knowledge, all insurance policies, including workers compensation and disability insurance, have been paid currently.

Date:    May 30, 2002                        By:  /s/    James P. Fogarty
                                                --------------------------------
                                                           James P. Fogarty
                                                       Senior Vice President
                                                      Chief Financial Officer



Indicate if this is an amended statement by checking here.
Amended Statement ___________

                         THE WARNACO GROUP, INC., et al.
                             (DEBTORS-IN-POSSESSION)
                             STATEMENT OF OPERATIONS
                                 (In Thousands)


                                                          Month Ended           3 Months Ended
                                                         April 6, 2002           April 6, 2002
                                                     ----------------------  ----------------------
Net revenues                                                     $ 144,679               $ 346,771

Cost of goods sold                                                 104,381                 258,119

Selling, general and administrative expenses                        29,944                  75,050
                                                     ----------------------  ----------------------

Operating loss                                                      10,354                  13,602

Interest expense, net                                                1,237                   4,568
Other expense, net                                                    (178)                   (566)
                                                     ----------------------  ----------------------
Loss before reorganization costs and income taxes                    9,295                   9,600

Reorganization costs                                                 4,864                  14,880
Cum Effect of Accounting Change - FAS 142/143                            -                 645,928
Income taxes provision (benefit)                                       211                     320
                                                     ----------------------  ----------------------
Net loss                                                           $ 4,220              $ (651,528)
                                                     ======================  ======================

EBITDAR (See Note 1)                                              $ 19,116                $ 31,385
                                                     ======================  ======================

                         THE WARNACO GROUP, INC., et al.
                             (DEBTORS-IN-POSSESSION)
                                  BALANCE SHEET
                                  APRIL 6, 2002
                                 (In Thousands)


ASSETS

Current assets:
     Cash                                                             $ 16,593
     Receivables, net                                                  232,143
     Inventories, net                                                  305,706
     Prepaid expenses and other current assets                          40,990
                                                               ----------------
         Total current assets                                          595,432

Property, plant and equipment, net                                     177,525
Trademark, goodwill and other, net                                     224,418
Investment in affiliates                                               154,062
Intercompany receivables, net                                           16,413
Deferred income taxes
                                                               ----------------
         Total Assets                                              $ 1,167,850
                                                               ================

LIABILITIES AND SHAREHOLDERS' DEFICIT

Current Liabilities:
     Accounts payable                                                 $ 57,801
     Other current liabilities                                          78,245
     Deferred income taxes                                              18,068
                                                               ----------------
         Total current liabilities                                     154,114
                                                               ----------------

Long-term debt                                                         108,859
Other long-term liabilities                                             33,086
Deferred income taxes                                                        1
Liabilities subject to compromise                                    2,392,188
Intercompany payables, net                                                   0
                                                               ----------------
         Total Liabilities                                           2,688,248

Redeemable Preferred Securities                                              -
Shareholders' deficit                                               (1,520,398)
                                                               ----------------

          Total Liabilities and Shareholders' deficit              $ 1,167,850
                                                               ================

                         THE WARNACO GROUP, INC., et al.
                             (DEBTORS-IN-POSSESSION)
                             STATEMENT OF CASH FLOWS
                                 (In Thousands)

                                                                            Month Ended                3 Months Ended
                                                                           April 6, 2002                April 6, 2002
                                                                       ---------------------        ---------------------
Operating activities:
     Net loss                                                                       $ 4,220                   $ (651,386)
     Adjustments to reconcile net loss to net cash
        used in operating activities:
           Depreciation and amortization                                              3,940                       13,664
           Non-cash interest expense                                                    302                        1,583
           Cumulative effect of the change in accounting                                  -                      645,928
           Non-cash reorganization costs                                              1,759                        3,798
     Change in operating assets and liabilities:
        Receivables, net                                                             (7,425)                     (12,844)
        Inventories                                                                  36,688                       49,875
        Accounts payable                                                             (8,664)                      (3,448)
        Change in pre-petition liabilities                                             (147)                         (11)
        Prepaid expenses and other current assets and liabilities                    10,594                       12,891
        Change in other long-term and non-operating liabilities                        (205)                        (437)
        Other, net                                                                        -                            -
                                                                       ---------------------        ---------------------
              Net cash used in operating activities                                  41,062                       59,613
                                                                       ---------------------        ---------------------

Investing activities:
     Capital expenditures, net of disposals                                             394                         (303)
                                                                       ---------------------        ---------------------
              Net cash provided by investing activities                                 394                         (303)
                                                                       ---------------------        ---------------------

Financing activities:
     Net repayments under Pre-petition Credit Facilities                                421                         (851)
     Net repayments under DIP Credit Facilities                                     (28,653)                     (47,056)
     Deferred financing - DIP                                                             -                            -
     Deferred financing - Other                                                           -                            -
     Net change in intercompany accounts                                             (8,606)                     (14,424)
                                                                       ---------------------        ---------------------
              Net cash provided by (used in)  financing activities                  (36,838)                     (62,331)
                                                                       ---------------------        ---------------------

Effect on cash due to currency translation                                             (648)                         606
                                                                       ---------------------        ---------------------

              Net decrease in cash and cash equivalents                               3,182                       (1,809)

     Cash and cash equivalents at beginning of period                                13,411                       18,402
                                                                       ---------------------        ---------------------

     Cash and cash equivalents at end of period                                    $ 16,593                     $ 16,593
                                                                       =====================        =====================

Note 1 - Basis of Presentation

         On June 11, 2001 (the "Petition Date"), Warnaco and certain of its subsidiaries (each a "Debtor" and, collectively, the "Debtors") commenced these cases (the "Chapter 11 Cases") each by filing a petition for relief under chapter 11 of title 11 of the United States Code, 11 U.S.C. Secs. 101-1330, as amended (the "Bankruptcy Code"), in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). Warnaco and all except one of its 38 U.S. subsidiaries are Debtors in these Chapter 11 Cases, together with one of Warnaco's Canadian subsidiaries, Warnaco of Canada Company ("Warnaco Canada"). The remainder of Warnaco's Foreign Subsidiaries are not debtors in these Chapter 11 Cases, nor are they subject to foreign bankruptcy or insolvency proceedings. The case numbers for the Chapter 11 Cases, which are being jointly administered, are 01-41643 through 01-41680 (RLB). The Debtors are managing their businesses and properties as debtors-in-possession.

         The accompanying unaudited condensed financial statements of the Debtors have been presented in accordance with the American Institute of Certified Public Accountants Statements of Position 90-7, "Financial Reporting by Entities in Reorganization under the Bankruptcy Code" (SOP 90-7), and have been prepared in accordance with accounting principles generally accepted in the United States applicable to a going concern, which principles, except as otherwise disclosed, assume that assets will be realized and liabilities will be discharged in the ordinary course of business. As a result of the Chapter 11 Cases and circumstances relating to the chapter 11 filings, including the Debtors debt structure and current economic conditions, such realization of assets and liquidation of liabilities are subject to significant uncertainty. While under the protection of chapter 11, the Debtors may sell or otherwise dispose of assets, and liquidate or compromise liabilities, for amounts other than those reflected in the financial statements. Additionally, the amounts reported in the unaudited condensed balance sheet could materially change because of changes in business strategies and the effects of any proposed plan of reorganization.

         The appropriateness of using the going concern basis is dependent upon, among other things, confirmation of a plan or plans of reorganization, future profitable operations, the ability to comply with the terms of the Debtors' debtor-in-possession financing facility, and the ability to generate sufficient cash from operations and financing arrangements to meet obligations.

       In the Chapter 11 Cases, substantially all unsecured liabilities as of the Petition Date are subject to compromise or other treatment under a plan or plans of reorganization which must be confirmed by the Bankruptcy Court after obtaining the requisite amount of votes by affected parties. For financial reporting purposes, those liabilities and obligations, which treatment and satisfaction are dependent on the outcome of the Chapter 11 Cases, have been segregated and classified as liabilities subject to compromise under the reorganization proceedings in the consolidated balance sheets. Generally, all actions to enforce or otherwise effect repayment of pre-petition liabilities as well as all pending litigation against the Debtors are stayed while the Debtors continue their business operations as debtors-in-possession. Unaudited schedules have been filed by the Debtors with the Bankruptcy Court setting forth the assets and liabilities of the Debtors as of the Petition Date as reflected in the Debtors' accounting records. The ultimate amount of and settlement terms for such liabilities are subject to a confirmed plan(s) of reorganization and accordingly are not presently determinable.

       Under the Bankruptcy Code, the Debtors may elect to assume or reject real estate leases, employment contracts, personal property leases, service contracts and other pre-petition executory contracts, subject to Bankruptcy Court approval. Claims for damages resulting from the rejection of real estate leases and other executory contracts may be subject to bar dates. The Debtors will analyze their leases and executory contracts and may assume or reject leases and contracts. Such rejections could result in additional liabilities subject to compromise.

       In addition, the unaudited condensed financial statements do not contain all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of the Debtors, the accompanying condensed financial statements contain all adjustments (all of which were of a normal recurring nature) necessary to present fairly the financial position of the Debtors as of April 6, 2002, as well as its results of operations and cash flows for the one-month period ended April 6, 2002.

         As the monthly process to close the books and records of the Debtors is based on a non-calendar month-end, the accompanying financial statements include ten business days of the pre-petition period. It would be unduly burdensome to exclude the impact of the pre-petition activities for this ten-day period from the Debtor's financial position, results of operations or cash flows.

       Pursuant to SOP 90-7, revenues and expenses, realized gains and losses, and provisions for losses resulting from the reorganization of the business are reported in the Consolidated Statement of Operations separately as reorganization items. Professional fees are expensed as incurred. Interest expense is reported only to the extent that it will be paid during the cases or that it is probable that it will be an allowed claim.

         Reorganization items include the following:

                             Month Ended              3 Months Ended
                            April 6, 2002             April 6, 2002
                         ----------------------    ---------------------
                                  (In thousand of dollars)

Asset write-offs                       $   831                 $  2,881
Professional Fees                        2,122                    7,670
Retention Bonus                          1,759                    3,798
Severance                                  152                      531
Lease terminations                           0                        0
                         ----------------------    ---------------------
                                       $ 4,864                 $ 14,880
                         ======================    =====================


         The Debtors have reduced stockholders' equity by $42,507 from its reported consolidated 2000 balances to reflect the effects of certain errors discovered in its recording of intercompany pricing arrangements and its recording of accounts payable and accrued liabilities. The Debtors' management and Board of Directors are reviewing the circumstances surrounding the errors and have not yet finalized their review; therefore, the amount of the restatement is preliminary and subject to change.

         EBITDAR reflects earnings before interest, taxes, depreciation, amortization, reorganization costs and special items. Special items consist of $5,563 for the three months ended April 6, 2002, relating to changes in the Company's reserve methodology for accounts receivable, inventory and other items.

Note 2 - Sale of Accounts Receivable

         Effective with its bankruptcy filing, the Company terminated its accounts receivable securitization agreement. Consequently, none of the Company's trade receivables are securitized at April 6, 2002. The termination of the agreement did not have a material impact on the statement of operations or cash flows.

Note 3 - Long Term Debt

         On June 11, 2001, the Company entered into a Debtor-In-Possession Financing Agreement ("DIP") with a group of banks, which was approved by the Bankruptcy Court in an interim amount of $375,000,000. On July 9, 2001, the Bankruptcy Court approved increasing the amount of borrowing available to the Company to $600,000,000. The DIP was subsequently amended as of August 27, 2001, December 21, 2001, February 5, 2002 and May 15, 2002 (the "Amended DIP"). The amendments, among other things, amend certain definitions and covenants, permit the sale of certain of the Company's assets and businesses and reduce the amount of borrowing available to the Company to reflect the Debtor's revised business plan.

         The Amended DIP provides for a $375,000,000) non-amortizing revolving credit facility (which includes a Letter of Credit facility of up to $200,000,000 ) ("Tranche A") and a $225,000,000 reducing revolving credit facility ("Tranche B"). The Tranche A loans bear interest at either the London International Bank Offering Rate (LIBOR) plus 2.75% or at the Citibank N.A. Base Rate plus 1.75%. The Tranche B loan commitment was eliminated on April 19, 2002. Fees for the undrawn amounts are .50% for Tranche A and .75% for Tranche B. During fiscal 2001 and through its termination on April 19, 2002, the Company did not borrow any funds under Tranche B. The Tranche A loan terminates on the earlier of two years from the closing date or the effective date of a plan of reorganization. The Amended DIP is secured by substantially all of the domestic assets of the Company.

         The Amended DIP facility contains restrictive covenants including, among other things, the maintenance of minimum earnings before interest, taxes, depreciation and amortization and restructuring expenses (EBITDAR), limitations on annual capital expenditures, the prohibition on paying dividends and the incurrence of additional indebtedness.

         The maximum borrowings under Tranche A are limited to 75% of eligible accounts receivable and 25% to 67% of eligible inventory.

         The balance outstanding as of April 6, 2002 is $108,858,871.

         The Amended DIP is secured by substantially all of the domestic assets of the Company.

         Pre-petition long-term debt, which was included in current maturities of long-term debt at December 30, 2000, is in default due to the filing of a voluntary Chapter 11 petition and is included in liabilities subject to compromise in accordance with SOP 90-7.

Note 4 - Liabilities Subject to Compromise

         The principal categories of obligations classified as liabilities subject to compromise to unrelated parties under Reorganization Cases are identified below. The amounts below in total may vary significantly from the stated amount of proofs of claim that will be filed with the Bankruptcy Court and may be subject to future adjustment depending on Bankruptcy Court action, further developments with respect to potential disputed claims, determination as to the value of any collateral securing claims, or other events.

         Additional claims may arise from the rejection of additional real estate leases and executory contracts by the Debtors.

                                                               April 6,
                                                                 2002
                                                         --------------------
                                                       (In thousands of dollars)

U.S. bank debt                                               $ 1,717,714
Canadian Revolver                                                 17,162
Post Retirement Liabilities                                        8,890
Accrued prepetition interest                                      31,892
Mortgages/Capital lease obligations                                4,204
Lease termination costs                                           13,536
Equity forward note                                               56,677
Other debt                                                        18,653
Accounts payable                                                  51,297
Trade drafts payable                                             351,367
Deferred compensation accrual                                        796
Company obligated manditorily redeemable convertible
     preferred securities ($120,000 par value)                   120,000
                                                        --------------------
                                                              $ 2,392,188 *
                                                        ====================

* Excludes $ 37,436 of debt subject to compromise recorded by non-filed entities



Note 5 - Intercompany Receivables

         Intercompany balances would be eliminated, in accordance with generally accepted accounting principles, when the results of Warnaco (the parent company) are consolidated with all of its wholly owned subsidiaries. To the extent that intercompany notes constitute debt, the notes have been assigned to the Debtors' pre-petition secured lenders as collateral security for the pre-petition debt. Although recorded in the books and records as debt, for the most part, intercompany balances were accumulated over a number of years as Warnaco capitalized its subsidiaries and affiliates and, thus, may be considered equity investments in such subsidiaries and affiliates.

         As of April 6, 2002, the balance is comprised of the following:

                                                           Month Ended
                                                          April 6, 2002
                                                      -----------------------
                                                          (in thousands)
Intercompany accounts receivable -
         Non-debtor affilliates                        $              16,413
                                                      =======================


Note 6 - Supplemental Financial Information

         During this period, the Debtors that are subsidiary of Warnaco paid gross wages of $ 12,960,329. All employee and employer payroll taxes are paid to the Debtors' payroll service provider, that in turn remits the funds to the taxing authorities.

                                        Paid                Refund
                                     (Received)             (Due)
                                  -----------------    -----------------

     Sales and use tax                 $   397,038          $  (662,138)
     Customs duties                      3,942,619           (1,711,130)
     State income tax                      208,640             (243,695)
     Canada income tax                           -               70,062 (a)
     Property tax                           25,877                    -
     GST tax                               122,122             (323,180)
                                  -----------------    -----------------
                                       $ 4,696,296          $(2,870,081)
                                  =================    =================

     (a)  2001 Refund Due.


         The Debtors paid the following taxes during the period:


                                 THE WARNACO GROUP, INC., et al.
                                     (DEBTORS-IN-POSSESSION)
                              CONSOLIDATED STATEMENT OF OPERATIONS
                                         (In Thousands)

                                                             Consolidation           3 Months Ended
                                                             April 6, 2002           April 6, 2002
                                                          ---------------------   ---------------------
Net revenues                                                         $ 169,580              $  410,286
Cost of goods sold                                                     121,827                 291,435
Selling, general and administrative expenses                            39,692                 101,578
                                                          ---------------------   ---------------------

Operating loss                                                           8,061                  17,273
Interest expense, net                                                    1,255                   4,609
Other expense, net                                                         (31)                    (75)
                                                          ---------------------   ---------------------

Loss before reorganization costs and income taxes                        6,837                  12,739
Reorganization costs                                                     6,151                  16,020
Cum Effect of Accounting Change - FAS 142/143                                -                 664,822
Income taxes provision (benefit)                                           956                   1,899
                                                          ---------------------   ---------------------

Net loss                                                             $    (270)             $ (670,002)
                                                          =====================   =====================

EBITDAR (1)                                                          $  17,429              $   36,888
                                                          =====================   =====================

(1) Earnings before interest, taxes, depreciation, amortization, reorganization costs and special items of $ 5,872 for 3 months ended April 6, 2002.

                         CONSOLIDATED BALANCE SHEET
                               (In Thousands)
ASSETS

Current assets:
     Cash                                                             $ 49,561
     Receivables, net                                                  296,098
     Inventories, net                                                  376,145
     Prepaid expenses and other current asset                           45,935
                                                          ---------------------

         Total current assets                                          767,739

Property, plant and equipment, net                                     199,403
Trademark, goodwill and other, net                                     302,436
Deferred Income Taxes                                                        0
                                                          ---------------------
         Total Assets                                              $ 1,269,578
                                                          =====================

LIABILITIES AND SHAREHOLDERS' DEFICIT

Current Liabilities:
     Accounts payable                                                 $ 77,304
     Other current liabilities                                         104,745
     Deferred income taxes                                              22,813
                                                          ---------------------
          Total current liabilities                                     204,862
                                                          ---------------------

Long-term debt                                                         108,859
Other long-term liabilities                                             33,101
Deferred income taxes                                                        -
Liabilities subject to compromise                                    2,429,624
                                                          ---------------------
          Total Liabilities                                           2,776,446

Shareholders' deficit                                               (1,506,868)
                                                          ---------------------
          Total Liabilities and Shareholders' deficit              $ 1,269,578
                                                          =====================